UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2021

D and Z Media Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39934	85-3390360
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2870 Peachtree Road NW, Suite 509 Atlanta, GA	30305
(Address of principal executive offices)	(Zip Code)

(404) 585-8233
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	DNZ.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	DNZ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	DNZ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On January 25, 2021, the registration statement on Form S-1 (File No. 333-252000) relating to the initial public offering (the “IPO”) of D and Z Media Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “Registration Statement”).

On January 28, 2021, the Company consummated the IPO of 28,750,000 units (“Units”), including the issuance of 3,750,000 Units as a result of the underwriters’ full exercise of their over-allotment option. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and one-third of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $287,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated January 25, 2021, among the Company and Goldman Sachs & Co. LLC, as representative of the underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	A Warrant Agreement, dated January 25, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●	A Letter Agreement, dated January 25, 2021, among the Company, D and Z Media Holdings LLC (the “Sponsor”), Loop Capital Markets LLC (“Loop Capital”) and each of the executive officers and directors of the Company and certain of the special advisors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated January 25, 2021, between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	A Warrant Purchase Agreement, dated January 25, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●	A Warrant Purchase Agreement, dated January 25, 2021, between the Company and Loop Capital, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●	A Registration Rights Agreement, dated January 25, 2021, among the Company and certain securityholders, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

●	An Administrative Services Agreement, dated January 25, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

On January 25, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement of an aggregate of 5,100,000 warrants (the “Private Placement Warrants”) to the Sponsor and Loop Capital at a price of $1.50 per Private Placement Warrant, generating total gross proceeds of $7,650,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants are identical to the Warrants underlying the Units, except that if held by the Sponsor, Loop Capital or their permitted transferees, they (i) may be exercised on a cashless basis and (ii) are not subject to redemption. If the Private Placement Warrants are held by holders other than the Sponsor, Loop Capital or their permitted transferees, then the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Warrants included in the Units sold in the IPO. In addition, the Private Placement Warrants (and the shares of Class A Common Stock issuable upon exercise of such Private Placement Warrants) will, subject to certain limited exceptions, be subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 25, 2021, the following individuals were appointed to the board of directors of the Company: Brian Grazer, Scott Kurnit, David Panton, Louise Sams and Christine Zhao. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2021, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of (a) up to 220,000,000 shares of common stock, including (i) 200,000,000 shares of Class A Common Stock and (ii) 20,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) up to 1,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

A total of $287,500,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its franchise and income tax obligations (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account will be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company does not complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On January 26, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 25, 2021, between the Company and Goldman Sachs & Co. LLC
3.1	Amended and Restated Certificate of Incorporation of the Company
4.1	Warrant Agreement, dated January 25, 2021, between the Company and Continental Stock Transfer & Trust Company
10.1	Letter Agreement, dated January 25, 2021, among the Company, D and Z Media Holdings LLC, Loop Capital Markets LLC and each of the executive officers and directors of the Company and certain of the special advisors of the Company
10.2	Investment Management Trust Agreement, dated January 25, 2021, between the Company and Continental Stock Transfer & Trust Company
10.3	Warrant Purchase Agreement, dated January 25, 2021, between the Company and D and Z Media Holdings LLC
10.4	Warrant Purchase Agreement, dated July 1, 2020, between the Company and Loop Capital Markets LLC
10.5	Registration Rights Agreement, dated January 25, 2021, among the Company and certain securityholders
10.6	Administrative Services Agreement, dated January 25, 2021, between the Company and D and Z Media Holdings LLC
99.1	Press release, dated January 26, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D AND Z MEDIA acquisition corp.

By:	/s/ Betty Liu
	Name:	Betty Liu
	Title:	Chairman, President and Chief Executive Officer

Date: January 29, 2021

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